Elephant Talk Communications, Inc.

(Symbol: ETAK)

June 2009

Safe Harbor Statement

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Elephant Talk. Forward-looking statements are based largely on expectations and projections about events and Future trends and are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements can be identified by terminology such as "anticipate," "believe," "could," "could increase the likelihood," "estimate," "expect," "intend," "is planned," "may," "should," "will," "will enable," "would be expected," "look forward," "may provide," "would" or similar terms, variations of such terms or the negative of those terms. Elephant Talk's actual results could differ materially from those anticipated in forward-looking statements and you should not place any undue reliance on such forward-looking statements. This presentation includes annualized revenue models and pro forma financial information that is based Upon assumptions and estimates that management believes are Reasonable based on currently available information; however, management's assumptions and the Company's future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially from expectations. Factors that could cause actual performance to differ from these forward-looking statements include the risks and uncertainties disclosed in Elephant Talk's filings with the SEC. Elephant Talk's filings with the SEC are accessible on the SEC's website at (http://www.sec.gov). Forward looking statements speak only as of the date they are made, and Elephant Talk assures no obligation to update, amend or clarify any forward-looking statements.

Summary of Investment Opportunity

- Elephant Talk Communications is a niche telecom operator specializing in carrier grade mobile enabling platforms
- Strong insider commitment of approximately $40 million invested to date
- Experienced key management with proven success in the industry
- Target escalating global bank fraud with proprietary product, upon consummation of acquisition of ValidSoft
- Strong competitive advantage with several years of lead time as a wireless services enabler
- Strong revenue growth from top major international telecom clients, like T-Mobile NL (part of Deutsche Telecom) & Vizzavi Spain (part of the Vodafone Group, who is also 45% Stake Holder in Verizon Wireless)

Elephant Talk as MVNE

- Full **M**obile **V**irtual **N**etwork **E**nabler with an international roadmap
- Intermediary between **M**obile **N**etwork **O**perator's and **M**obile **V**irtual **N**etwork **O**perators
- A Mobile Service Platform to parallel connect MVNO's



MNO
Wholesale Radio Network
Elephant Talk
•Mobile Service Platform
• CRM & Billing
• Fulfillment (logistics/distribution)
• Customer Care
•Wholesale Radio Network License
•Additional Services
Wholesale Radio Network & Additional Services
Sales & Marketing MVNO I
Sales & Marketing MVNO II
Sales & Marketing MVNO III
Sales & Marketing MVNO IV

New Generation Business Model

MNO

- Radio Network GSM
- Radio Network GPRS
- Radio Network UMTS
- Radio Network HSDPA

Other Networks

- Radio Network WIMAX
- Radio Network WIFI

Elephant Talk Intelligent Mobile Service Platform

HLR	Postpaid Billing	Invoicing	Cell-ID
GGSN	Prepaid Billing	Tariffs	Call-Back
IN Prepaid	IVR	CRM	Mulit-IMSI
WAP	Number Porting	Fraud management	Mated Pair HLR
SMS	Lawful Intercept	Self-Care	Multi-MSISDN
MMS	mPayment	eTop-ups	Infitel
Voice Mail	1-to-1 communication	Voucher Top-ups	mBanking
OTA	1 Bill for all Products	Fixed Mobile Convergence	mCommerce
USSD	Logistics	ATM Top-ups	Distribution
Provisioning	Reporting	Roaming	Customer Service

MVNO

- Marketing
- Sales

ElephantTalk Block

Partner block

Traditional vs. New Generation Network Access for Virtual Operators

Inefficient Traditional Approach

- High investments in network components and additional services
- High operational expenses
- Substantial telecommunication expertise required
- Long Lead-Time
- Difficult to integrate infrastructure components
- Complicated to work with

ETAK Solution – New Generation

- Low or no investments in network components and additional services
- Low operational expenses
- Minimal telecommunication knowledge required
- Short Lead-Time
- Fully integrated infrastructure with multiple additional services
- Easy to use



ETAK is several years ahead of the competition as the industry transitions to the New Generation Network



ETAK – Virtual Operators Market Solutions

- ETAK's enabling platform increases revenues through providing customized mobile services that **broaden the revenue base**, **create stickiness and reduce churn**
- ETAK's enabling platform **avoids capital expenditures**, dramatically **lowers operational costs** and through its low cost, pay as you go pricing model **takes away any possible barriers to entry** for new virtual operators
- ETAK can help Virtual Operator's **expand service offerings** and increase geographic reach **without substantial upfront investments** in Telco capex and opex by utilizing ETAK's enabling platform



ETAK's Enhanced Value Proposition


INCREASING MARGINS
40+%
0%
C.M.S
Mobile & Wireless Connectivity
Land Line Services
Customized Mobile Services
Expanded Services
Base of Relationships
BARRIER TO ENTRY

Foundation

ETAK's Customized Mobile Services

Elements of Solution

- Your *Own* Identity/Profile
- Your *Actual* Location
- Any Place, Any Time, Any Device *Online* Secure Connectivity

Solution Products & Services

- Targeted Mobile Advertising and Instant Mobile Coupons
- 1-on-1 Customized & Relevant Marketing Communications
- Payments i.e. Secure Transaction Services*
- Anti-fraud Plastic Card/phone matching services*
- Security Services i.e. physical (I am under threat, notify the police)/virtual – am I really being called by my bank?*
- Personal Protection i.e. Where exactly is my child now?
- Medical Applications – e.g. On Line Monitoring
- Instant Loyalty & Reward Programs
- Mapping/Navigating Services



Location Content Provider
Maps, driving directions
8
9
Location-based applications
Nearest ATM, restaurant, hotel?
Wireless network
7
HTTP
10
12
1
Location-finding equipment
11
2
Location-Based Service
4
WebSphere Everyplace Server
6
Sales force automation
5
3
Mobile Location Provider

* Pending acquisition of ValidSoft

ETAK's ValidSoft Partnership

- Pending acquisition, ValidSoft is a Joint Venture Partner which has agreed to sell a majority stake to ETAK
- Combines ValidSoft's best in class proprietary software with Elephant Talk's telecommunication platform to create the best electronic fraud prevention total solution
- Currently commercializing Fraud Prevention Solutions, Identity & Transaction Verification
- Strong relationships with: HP, SingTel, Telstra, Citrix, etc.
- Patent Protected & Trademarked

In a study by Unisys: Credit card fraud is Americans' biggest fear.

It 'out-fears' war, terror, hacking and deadly epidemics.

hp SingTel Telstra CITRIX

ValidSoft – Significant Investment in IP

- ValidSoft Management & insiders have invested $10 million into ValidSoft.
- VALid® Patent Protected – ValidSoft own the UK Patent for authenticating a user access to a secured service utilizing both a primary and secondary channel
- VALid-POS™ - Patent Pending (CFPP – Card False Positive Prevention System) – a method where mathematically derived probability data determined from transaction feeds and telemetry services is used to identify a false positive transaction
- VALid-POS™ - Patent Pending (ACS – Anonymous Correlation System) – a method where data determined from transaction feeds and telemetry services is used to anonymously identify a fraudulent or false positive transaction
- Other Patent submissions being prepared relating to: Card-Not-Present transactions, i.e. transactions carried out over the web
- Significant investment in our own software, including: VALid-IVR; VALid-SMS; VALid-BIO; VALid-TDS; VALid-POS; VALid-ARM; VALid-TTS; VALid-VPN; VALid-OWA; VALid-FOB
- Registered Trademarks VALid® and Trademarks VALid-POS™
- Name-check in all key Gartner Security Research over the past 18 months

Electronic Fraud – Major Issue for Financial Services & Governments

- Plastic Card fraud - significant issue for the finance industry & for Governments – estimated at $15.5bn in 2008 in US alone – Javelin Research – Feb 2009
- Real cost of fraud 2 to 3 times greater due to Operational, Investigations, Restitution, and Administration costs – based on data provided by banks
- Gartner predict that cost of card fraud to the industry will go up threefold over the next 3 to 5 years – Source Gartner Research
- Fraud proceeds fund organized crime and terrorist activities – Source Timesonline – Fraudsters' bugs transmit credit card details to Pakistan - October 12, 2008
- Credit & Debit Card fraud now the #1 fear of the US consumer – Source Unisys Research, April 2009
- Hackers stole 285 million records in 2008 - 93% in Financial Services – Source Verizon Business Research – April 2009
- Card Present (ATM/POS) fraud easy – Card security easily compromised fraudsters just need Magnetic Stripe and PIN;
- Card Not Present (Internet) very easy as credentials and card details easily stolen by Keyloggers and other pervasive fraud methods;
- Technology used by Banks today to combat Card fraud is inadequate.

Market Demographics

- In 2006 - 984 million bank-issued Visa and MasterCard credit card and debit card accounts in the U.S. (Sources: Visa USA, MasterCard International)
- U.S. Visa cardholders alone conduct more than $1 trillion in annual volume. (Source: Visa USA internal statistics, 4th quarter 2006)
- Consumers carry more than 1 billion Visa cards worldwide. More than 450 million of those cards are in the United States. (Source: Visa USA internal statistics, 4th quarter 2006)

Fraud Headlines

- Global problem - missed fraud that existing algorithms unable to detect
- In US, Card fraud up almost 100% from $7.5bn in 2007 to $15.5bn in 2008
- In UK almost 40% of plastic card fraud is international – Domestic Card fraud ATM & POS up by 22% & 26% (2008) in spite of CHIP & PIN
- In HK, 85% of credit card fraud is international rather than domestic
- Proceeds from fraud supporting organized crime and terrorist activities

Intelligent Identity and Transaction Verification

- Customer connected to Bank in Real-Time
- Operator Breakout for assistance or Marketing Purposes
- TAD Support
- Transaction Verification
- Biometric Voice Verification
- Transaction Data Signing – Non Repudiation
- Mobile Geo-positioning
- Voice Pattern Analysis, i.e. emotional, pathological
- Accessibility Enabled
- Corporate Branding


X.509

Static Solutions



Intelligent Solution

What is VALid-POS™?

- A new product within the VALid® Authentication and Transaction Verification platform
- An intelligent means of combating card-present fraud, in real-time and post-authorization modes
- Initially aimed at fraud committed at the ATM or POS terminal
- Designed to be non-intrusive but capable of fully automated real-time escalation and resolution
- Risk-based; banks choose their own risk parameters
- Real-time or near real-time, highly reliable and secure
- Two Models – International and Domestic

SPEED	ACCURACY	PRIVACY	COST
✓	✓	✓	✓

ValidSoft – How They Compare

Traditional Overseas Fraud Detection

Overseas ATM or Point of Sale Transaction

Is this Fraud?

Transaction Authorised

Account Blocked

(Incorrect ≈ 90%)

Fraud Detection With with VALid-POS™

Overseas ATM or Point of Sale Transaction

VALid-POS™

Real-time:
- Fraud Detection
- False Positive Reduction
- Resolution (VALid®)

Transaction Authorised

Account Blocked

(Incorrect ≈ 5%)

Savings £millions

How does VALid-POS™ Work?

- Correlates data received from the transaction network (e.g. bank) and the Cell Phone network, as well as other variables
- Exception based system – identifies anomalies for subsequent analysis and resolution
- Fully automated, fast (sub-second), secure, encrypted, transient data based
- Does not use Location Based Services such as GPS or Lat/Long resolution
- Does not track or reveal the location of the cardholder - i.e. avoids privacy issues
- It is a model that only operates within the constraints of a known entity; the transaction

ValidSoft The Benefits of VALid-POS™

- **For the Bank:**
  - Reduce ATM and PoS fraud in an invisible manner
  - Reduce the false-positive rate and associated processing costs
  - Generate significant operational and administrative cost savings
  - Reduce customer dissatisfaction and churn
  - Generate customer trust and loyalty
- **For the Customer:**
  - Reduce the chances of having a legitimate ATM or PoS transaction denied when abroad
  - Reduce or remove the need to receive unsolicited phone calls from the bank
  - Less fraud and the associated trauma and inconvenience
  - Provide immediate resolution – builds confidence and trust
- **For Government and Regulatory Authorities:**
  - Prevent stolen funds ending up in the hands of organized crime and terrorist organizations
  - Ensure tax payers funds are being used in an efficient manner

SPEED	ACCURACY	PRIVACY	COST
✓	✓	✓	✓

Leading Banks - Paid Trials Results

- Paid Trials involved Leading Global Bank and Leading UK Bank
- Both banks use market leading risk-based fraud detection engines (Falcon); ***false-positive rates of 90% are GLOBAL INDUSTRY STANDARDS***
- In both trials, VALid-POS reduced the false-positive rate from approximately 90% to less than **15%** with no data refinement
- With data refinement (Trial 1) the False positive rate has now been reduced to circa **5%**
- In addition, the fraud detection rate increased respectively to circa **60%** and **45%** from existing bases of 11% and 12%
- The discrepancy (between 60% and 45%) is due to timeliness of data in the second trial.
- Savings for the smaller of the two banks, using the real-time VALid-POS model and automated resolution, are estimated at over **$25,000,000 PA**, based on data provided by banks
- This does not include customer convenience considerations of having transactions blocked, a major issue for card issuing banks – ***THE NUMBER ONE CAUSE OF COMPLAINTS*** to bank's CEO

Strong Competitive Advantage

Patented fraud technology through ValidSoft (pending acquisition):

- Emerging global leader in Real-Time, Telecom based Fraud Detection, Verification and Resolution to Non-Repudiation Level

Strong Customized Mobile Services:

- Well positioned for providing mobile advertising and instant mobile coupons

ETAK is the first telecom operator to create and offer:

- Streamlined network with intelligent switches on a global scale

The Company's Specialization lies within:

- Business to Business mobile focus with an easy to use platform

ETAK Infrastructure Advantage:

- Multi-Country infrastructure and subsequent economies of scale

ETAK's Select Financials

USD x 1,000	2006	2007	2008	2009 Q1
Revenue	158	50,633	44,359	9,429
Cost of Revenue *	145	48,760	43,336	9,148
Margin	13	1,873	1,023	281
SG&A	2,426	6,228	7,570	1,463
EBITDA	(2,413)	(4,355)	(6,547)	(1,182)
Depreciation	42	2,387	2,903	630
Non cash items	--	5,394	1,266	269
EBIT	(2,455)	(12,137)	(10,716)	(2,081)

* Cost of revenue: includes also indirect cost such as network, interconnect cost and leases co-location

Investments in Mobile Capabilities

- Only 15 people required for fixed line network
- Therefore 75% of SG&A and 25% of Network Cost could be attributed over the last few years to mobile investments
- 75% of SG&A ($13.9m) = $ 10.43m
- 25% of Network Cost ($ 2.94m) = $ 0.74m
- Acquisition Benoit Telecom = $ 9.3m
- Capex = $ 5.93m
- Additional Deposits & Pre Payments = $ 0.93m
- Direct Mobile Investment over 2007 & 2008 = $ 27.33m
- Assuming 10% overall fundraising cost, it could be concluded that $ 30m has been invested in 2007/2008
- In Q1 2009 another $ 2m was invested in our expanding mobile capabilities

Global Telecom - Subscriber & Revenue Projections – High Growth



World subscribers forecasted trend (million)
400% Growth Mobile Subs
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
Fixed
Mobile
Internet
Broadband
2002
2003
2004
2005
2006
2007F
2008F
2009F
2010F
2011F

MVNO's expect to reach 150 million+ subscribers by 2013

Additional Projected Value of Signed Agreements on top Current $45m Revenues

- Spain: 12-24 Months
  - Full Year Revenues: $9.3 million
  - Full Year Gross Margin: $5.3 million
- Netherlands: 12-24 Months
  - Full Year Revenues: $13.8 million
  - Full Year Gross Margin: $4.8 million

Strong Revenue Model for ETAK, solely based upon agreements with T-Mobile NL, Vizzavi Spain/Vodafone

Projected Annual Numbers in 3 years

Company Objectives

- Fixed line presence: 20-25 countries
- Mobile Enabling Platform: 10-15 countries
- Revenues: $450-550 million
- Gross Margin: $120-140 million
- EBITDA: $80-100 million

Customized Mobile Services

- Global Market: A multi billion dollar market
- Gross Margin: 40%+

Mobile Network Outsourcing Services

- Average Revenues per Mobile Enabling Platform: $30 million
- Average Gross Margin per Mobile Enabling Platform: $12 million (40%)

Fixed Network Outsourcing Services

- Global Market: $200-250 million
- Gross Margin: 4% $8-10 million



ETAK's Mobile Growth



Inbound (MO - MT)
2,000,000
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
January
February
March
April
May
MO - Airtime
MTA T-Mobile
MTA T-KPN
Total

Inbound	January	February	March	April	May
MO - Airtime	234,423	293,055	479,241	934,347	1,209,375
MTA T-Mobile	21,928	28,302	48,332	103,429	148,773
MTA T-KPN	83,174	111,554	166,743	307,850	416,019
Total	339,525	432,910	694,316	1,345,626	1,774,167

ETAK's Implied Market Growth

- Expand its geographical footprint further partnering with global players like T-Mobile & Vizzavi, part of the Vodafone Group
- Continued investment in high-end wireless applications, either through internal development or acquisitions
- Vodafone surpassed over 260 million mobile customers across its markets in 2008. Vodafone is currently in 22 markets
- Beginning of January 2009 over 128 million mobile customers were served by companies of the Deutsche Telecom Group, in 10 markets



Vodafone Operating Countries
Vodafone's partners and affiliates



T-Mobile International has a substantial presence in 12 countries: Austria, Croatia, Czech Republic, Germany, Hungary, the Republic of Macedonia, Montenegro, the Netherlands, Poland, Slovakia, United Kingdom and the United States.

Comparative Valuation

ETAK is trading at less then half the price/sales ratio of comparative firms


INCREASING MARGINS
40+%
0%
C.M.S
Mobile & Wireless Connectivity
Land Line Services
Customized Mobile Services
Expanded Services
Base of Relationships
BARRIER TO ENTRY

As ETAK transitions up the pyramid, as a value added solutions provider, it should trade at a multiple of revenues

Investment Highlights

- Recognized professional management experts in telecom with approximately $40 million invested by insiders to date
- Vizzavi Spain, a Vodafone Group Company, rewarded ETAK with a contract to manage their Spanish MVNE platform; first MVNO will start June 19
- Initial management investment has substantially reduced the risk to future investors as the product development is now revenue producing
- Client base consists of recognized market leaders that will provide built in marketing opportunities
- Self sustaining revenue growth with existing clientele such as T-Mobile NL and Vizzavi, part of the Vodafone Group
- Unique technology to prevent fraud through ValidSoft software and ETAK's platform, pending acquisition of ValidSoft